Income Taxes Disclosure: Schedule of Effective Income Tax Rate Reconciliation (Tables)	12 Months Ended
Dec. 31, 2019
Tables/Schedules
Schedule of Effective Income Tax Rate Reconciliation
	December 31,	December 31,
	2019	2018
U.S. statutory rate	(21%)	(21%)
Income tax expenses - state and local, net of federal benefit	6%	6%
Change in valuation allowance	15%	15%

Effective tax rate	--	--